CONSOLIDATED STATEMENTS OF CONDITION (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Assets
Securities held to maturity, fair value	$ 10,450	$ 10,344
Shareholders' Equity
Common stock, par value (in dollars per share)	$ 1.00	$ 1.00
Common stock, shares authorized (in shares)	10,000,000	10,000,000
Common stock, shares issued (in shares)	5,447,185	5,447,185
Treasury stock, shares (in shares)	693,933	659,739